Exhibit 10.2

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

ADDENDUM TO EMPLOYMENT AGREEMENT – PAYROLL INCREASE

Date: January 1st 2025

This Addendum (“Addendum”) is made and entered into as of January 1st 2025, by and between EALIXIR INC., with headquarters in 40 SW 13th Street, Penthouse 1, Miami - FL 33130, Tax number EIN: [*****] (“Employer”) and Eleonora Violetta Chiara Ramondetti (“Employee”).

Purpose:

This Addendum is to amend the Employment Agreement dated November 1st 2022, to reflect an increase in the Employee’s compensation.

New Terms:

1.	Effective as of January 1st, 2025, the Employee’s compensation for the position of Chief Executive Officer shall be adjusted to $138,766.56 gross annually. The adjusted compensation will be reflected in the Employee’s salary payment for February 2025.

2.	This compensation shall be paid in accordance with the Employer’s standard payroll practices.

Unchanged Terms:

Except as expressly amended herein, all other terms and conditions of the Employment Agreement shall remain in full force and effect.

Acknowledgment and Agreement:

By signing below, both parties acknowledge and agree to the terms of this Addendum.

EMPLOYER

/s/ Venkatesh Patrachari	Date	January 9th 2025
Venkatesh Patrachari
Title: Chairman of the Board

EMPLOYEE

/s/ Eleonora Ramondetti	Date	January 9, 2025
Signature

Eleonora Ramondetti
Print Name